UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MANOR INVESTMENT FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Special Shareholders Meeting to be Held On
September 15, 2011

_____________, 2011

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Manor Investment Funds, Inc. (the “Company”) will be held on Thursday, September 15, 2011, at 5:00 PM.  The Board of Directors has fixed the close of business on Wednesday, July 20, 2011 as the record date for determination of the shareholders entitled to notice of and to vote at the Meeting.

The Meeting will be held at the Company’s offices, located at 15 Chester Commons, Malvern, Pennsylvania 19355, for the following purposes:

1.           To approve or disapprove: (a) the conversion of the Company from a Pennsylvania corporation to a Delaware statutory trust, (b) the adoption of a governing instrument, and (c) the subsequent dissolution of the Company in Pennsylvania by domestication;

2.           To approve or disapprove a Shareholder Services Plan, and

3.           To consider and act upon any other matters that may properly come before the Meeting or any adjournment thereof.

The matters referred to above are discussed in the Proxy Statement.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE
COMPLETE, SIGN, AND RETURN THE ENCLOSED YELLOW PROXY FORM.

Prompt return of the proxy form is appreciated.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
SEPTEMBER 15, 2011

The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Company’s website at www.morriscapitaladvisors.com.

By Order of the Board of Directors of
Manor Investment Funds, Inc.

PROXY STATEMENT

MANOR INVESTMENT FUNDS, INC.
MALVERN, PA 19355
 610-722-0900

Enclosed herewith is Notice of a Special Meeting of Shareholders (the “Meeting”) of Manor Investment Funds, Inc. (the “Company”) and proxy form solicited by the Board of Directors of the Company.  The Company offers three series of shares of common stock, representing interests in the Manor Fund, the Growth Fund and the Bond Fund (collectively, the “Funds”).  This Proxy Statement was first mailed to Fund shareholders on _______________, 2011.

The following table summarizes the Proposals to be voted upon at the Meeting and indicates those shareholders that are being solicited with respect to the Proposals:

Proposals	Shareholders Solicited
Proposal 1: To approve or disapprove: (a) the conversion of the Company from a Pennsylvania corporation to a Delaware statutory trust, (b) the adoption of a governing instrument, and (c) the subsequent dissolution of the Company in Pennsylvania by domestication.
All shareholders of the Funds will vote together in the aggregate as a single class.
Proposal 2: To approve or disapprove a Shareholder Services Plan.	Shareholders of the Manor Fund, Growth Fund and Bond Fund will vote separately by Fund.

Signed proxies received by the Company in time for voting and not revoked will be voted in accordance with the directions specified therein. The Board of Directors recommends that you vote:  (1) FOR approval of (a) the conversion of the Company from a Pennsylvania corporation to a Delaware statutory trust, (b) the adoption of a governing instrument, and (c) the subsequent dissolution of the Company in Pennsylvania by domestication, and (2) FOR the approval of the Shareholder Services Plan. If no specification is made, the proxy will be voted FOR both Proposals, and will be voted in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment thereof.

The proxy may be revoked at any time before it is exercised either by written notice to the Company or by submitting another proxy.  In addition, any shareholder may vote in person at the meeting as he/she chooses, overriding any previously filed proxies.  You are requested to place your instructions on the enclosed proxy and then sign, date and return it.  The cost of soliciting proxies will be borne by Morris Capital Advisors, LLC (the “Adviser’), the Funds’ investment advisor and administrator.

Each series of shares has equal voting rights with the other series. The three series represent interests in the Manor Fund, the Growth Fund, and the Bond Fund.  In all matters each share of common stock has one vote, and each fractional share is entitled to a proportionate fractional vote.

It is expected that the solicitation of proxies will be primarily by mail. However, the Company’s officers and personnel of the Company’s service providers may also solicit proxies by telephone, facsimile or in person.

The Company will furnish, without charge, a copy of the Annual Report as of December 31, 2010 and/or Semiannual Report as of June 30, 2011.  Request a copy by phone at 800-787-3334 or by mail at Manor Investment Funds, Inc., 15 Chester Commons, Malvern, PA 19355.

PROPOSAL 1

APPROVAL OF THE CONVERSION OF THE COMPANY FROM A PENNSYLVANIA
CORPORATION TO A DELAWARE STATUTORY TRUST AND ADOPTION OF
GOVERNING INSTRUMENT

           Shareholders of the Company are being asked to approve (i) the conversion of the Company from a Pennsylvania corporation to a Delaware statutory trust, (ii) the adoption of a governing instrument in the form attached hereto as Exhibit A, and (iii) the subsequent dissolution of the Company in Pennsylvania by domestication.

Background

The Company is currently organized as a Pennsylvania corporation. At a meeting of the Company’s Board of Directors held on July 14, 2011, the Board approved the conversion of the Company to a newly-formed Delaware statutory trust and the subsequent dissolution of the Company in Pennsylvania by domestication (the “Conversion”) under the Pennsylvania Business Corporation Law of 1988 (the “PA Act”) and the Delaware Statutory Trust Act (12 Del. C. §§3801 et seq., hereafter the “DE Act”). The PA Act provides that a Pennsylvania corporation, such as the Company, may domesticate itself under the laws of another jurisdiction and dissolve voluntarily by surrendering its charter under the laws of Pennsylvania provided that the re-domestication and the voluntary dissolution are approved by the Pennsylvania corporation’s directors and shareholders, and the Pennsylvania corporation files Articles of Dissolution by domestication with the office of the Pennsylvania Secretary of State.  The DE Act provides that any other business entity, such as the Company, may convert to a Delaware statutory trust provided that the conversion and a declaration of trust for the new Delaware statutory trust are approved by the Company’s directors and shareholders, and the new Delaware statutory trust then files a certificate of conversion and a certificate of trust with the office of the Delaware Secretary of State.  When the Conversion is effective, all of the rights, privileges and powers of the Company, and all property and all debts due to the Company (as well as all causes of action belonging to the Company) will remain vested in the new Delaware statutory trust to which the Company has converted, and are the property of such statutory trust. All debts, liabilities and duties of the Company remain attached to the new Delaware statutory trust, and may be enforced against it to the same extent as if they had been incurred by the Company in its capacity as a Delaware statutory trust.

           This proposed conversion will be referred to throughout this Proxy Statement as the Conversion.  The Conversion contemplates the continuation of the business of the Company in the form of a new Delaware statutory trust (the “Delaware Trust”).  For purposes of this Proxy Statement, except where the context indicates otherwise, the terms “Trust” and “Delaware Trust” shall mean a Trust or Delaware Trust and each series thereof.

           If the Conversion is approved by shareholders and implemented:

         -                 the Delaware Trust will continue the business of the Company;

         -                 the investment objectives, policies, strategies and risks of the Funds will not change;

         -                 the Board members and officers of the Delaware Trust will be the same as those of the Company and would operate the Delaware Trust in essentially the same manner as they previously operated the Company;

         -                 the main operating agreements of the Delaware Trust - the investment advisory agreement and administrative services agreement, transfer agency agreement and custodian agreement – will continue in effect.

           Pursuant to the Conversion, on the effective date of the Conversion (“Conversion Date”), shareholders of each Fund will receive one share of the Delaware Trust or series thereof (or fractional share thereof) for every share they hold of the Fund (or fractional shares thereof). Thus, on the Conversion Date, you will hold an interest in the Delaware Trust that will be equivalent to your then-existing interest in the Funds. For all practical purposes, your financial investment in a Fund will not change on the Conversion Date. The Conversion is designed to be tax-free for federal income tax purposes.

The Directors of the Company have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Pennsylvania corporations. Under Pennsylvania law, the Company is required to hold an annual meeting of shareholders. Under Delaware law, the Delaware Trust will not be required to hold an annual meeting of shareholders. Further, under Delaware law and the Delaware Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), the Trustees of the Delaware Trust (the “Trustees”) will have more flexibility to adjust to changing circumstances and market conditions. For example, the Trustees will not need to undergo the costly and time consuming process of procuring shareholder approval for amendments to the Declaration of Trust to address pressing issues or to implement certain strategic alternatives. In addition, under Delaware law investment companies are able to simplify their operations by reducing administrative burdens (such as the requirement for filing officers’ certificates or other documents with state authorities each time the fund’s charter documents are amended).

           Another advantage of Delaware statutory trusts as compared to Pennsylvania corporations is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees. Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Pennsylvania corporate law, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes. Delaware law allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all remain subject, however, to any special voting requirements of the 1940 Act, which would not be limited or restricted by the Conversion.

           In Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit a Delaware statutory trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the Delaware Trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

           Accordingly, the Directors of the Company believe that it is in the best interests of the shareholders of the Funds to approve the Conversion of the Company from a Pennsylvania corporation to a Delaware statutory trust.

           On the Conversion Date, the Delaware Trust will continue the business of the Funds, and the Delaware Trust and any series thereof will hold the same portfolio of securities previously held by the Funds. The Delaware Trust will be operated under substantially similar investment advisory and administrative services arrangements as those of the Company. As the successor to the Company’s operations, the Delaware Trust will adopt the Company’s registration statement under federal securities laws with amendments to show the new Delaware statutory trust structure and will remain subject to the 1940 Act and SEC rules thereunder.

           The Delaware Trust will be created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Company. You will receive exactly the same number and dollar amount of shares of the Delaware Trust as you held in your Fund on the Conversion Date. You will retain the right to any declared but undistributed dividends or other distributions payable to the shareholders of the Funds that you may have had as of the Conversion Date. The Company is not required under Delaware law to wind up its affairs or pay its liabilities and distribute its assets. The Conversion is not deemed a dissolution of the Company and constitutes a continuation of the existence of the Company in the form of a Delaware statutory trust.

           The Directors of the Company may terminate and abandon the Conversion at any time prior to the Conversion Date if they determine that proceeding with the Conversion is inadvisable. If the Conversion is not approved by Fund shareholders, or if the Directors abandon the Conversion, the Company will continue to operate under its current state and form of organization. If the Conversion is approved by shareholders, it is expected to be completed as soon as practical after the Meeting date.

           The Company’s Directors have determined that the approval of the Conversion will also constitute, for purposes of the 1940 Act, to be shareholder approval of:

-	the election of the Company’s Directors who are in office at the time of the Conversion as trustees of the Delaware Trust;
-	the existing Investment Advisory Agreement with Morris Capital Advisors, LLC, each Fund’s investment adviser (“Adviser”); and
-	the selection of Sanville & Company as the Company’s independent registered public accounting firm.

              The Delaware Trust’s service provider contracts will be substantially the same as the current agreements that the Company has with the Funds’ Adviser, Mutual Shareholder Services LLC (its Transfer Agent), and US Bancorp (its Custodian).

PROPOSAL 2

APPROVAL OF A SHAREHOLDER SERVICES PLAN

It is proposed that the Funds adopt a Shareholder Services Plan (the “Service Plan”).  The Service Plan was approved by the Board of Directors of the Company, including a majority of Directors who are not “interested persons” of the Company (“Independent Directors”), as defined in the 1940 Act, at a meeting duly called and held on July 14, 2011.

The Service Plan will become effective with respect to each of the Funds upon approval by shareholders of each of the Funds.

It is being proposed that the Funds adopt the Service Plan in order to allow the payment of a service fee to certain service providers for providing certain shareholder services.  If the Service Plan is approved by the shareholders, the Adviser will continue to cap each of the Fund’s total operating expenses as set forth in each Fund’s prospectus.  The effect of these actions will ensure that each of the Funds bears the same amount of fees after implementation of the Service Plan as it currently does.  ADOPTION OF THE PLAN WILL NOT RESULT IN INCREASED TOTAL FEES TO SHAREHOLDERS.

Description of the Service Plan.  The following summary of the Service Plan is qualified in its entirety by reference to the form of Service Plan attached to this Proxy Statement as Exhibit B.  The fees payable by each Fund under the Service Plan would consist of a service fee with respect to the average daily net asset value of shares owned of record or beneficially by clients with whom a service provider has a service relationship for shareholder services.  The Funds will be authorized to pay a lower service fee than provided in the Service Plan, if agreed upon by the Board of Directors.  The Board of Directors has approved a service fee for the Funds that would be paid at an annual rate of 0.25% of each of the Funds’ average daily net assets.  The amount of the service fee may not be increased from 0.25% without the approval of the Board of Directors, including a majority of the Independent Directors, and any increase would be subject to the overall cap described above so that shareholder expenses will not increase as a result of the adoption of the plan.

The Service Plan is intended to support shareholder liaison services, such as personal shareholder servicing and maintenance of shareholder accounts, including responding to customer inquiries and providing requested information on investments.  The fee may also be used to pay financial advisors and correspondent firms for shareholder servicing.  The terms of the Service Plan provide that (1) the Company shall require any person authorized to direct the disposition of monies paid or payable by the Company pursuant to the Service Plan, will submit to the Board of Directors at least quarterly, and the Board will review, written reports regarding all amounts expended under the Service Plan and the purposes for which such expenditures were made, (2) the Service Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Service Plan or any agreement related to the Service Plan, acting in person at a meeting called for that purpose, (3) the Service Plan may not be materially amended without the affirmative vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Service Plan or any agreement related to the Service Plan, and (4) while the Service Plan remains in effect, the selection and nomination of the Company’s Independent Directors shall be committed to the discretion of the Independent Directors.  The Service Plan may be terminated at any time, without penalty, by a majority of the Independent Directors.

Under the Service Plan, the Company is obligated to pay the service fee on behalf of each of the Funds to service providers as compensation for its service activities and not as reimbursement for specific expenses incurred.  Therefore, even if a service provider’s expenses of servicing shareholder accounts exceed its service fee, the Company will not be obligated to pay more than the service fee.  Similarly, if a service provider’s expenses are less than the fee, it will retain the full service fee and realize a profit.  The Company will pay the service fee to a service provider until the Service Plan is terminated or not renewed.  In that event, a service provider’s service expenses in excess of the service fees received or accrued through the termination date would be such service provider’s sole responsibility and would not be obligations of the Company.

The service fee payable under the Service Plan is subject to reduction or elimination under the limits imposed by the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA Rules”).  The Service Plan contemplates that service providers will provide the types of shareholder services that may be paid via service arrangements outside of the scope of Rule 12b-1 under the 1940 Act (which relates specifically to payments for services that are “primarily intended” to result in sales of investment company securities).  The Service Plan is not intended to pay for services that are primarily intended to result in the sale of Fund shares, but rather would be intended to provide an incentive to broker-dealers, financial advisors and other intermediaries to provide shareholder servicing and maintenance of accounts.  Fund shareholder accounts require maintenance and servicing, and it is believed that Fund shareholders will benefit from account servicing that service providers would provide if the Service Plan were adopted.  It is a common practice among broker-sold funds to provide this type of remuneration to intermediaries in order to maintain shareholder satisfaction.

Current and Pro Forma Fees.  The table below compares each of the Fund’s operating expenses for the fiscal year ended December, 31 2010 to the Fund’s hypothetical operating expenses for the same period if the proposed service fee had been in place for the entire fiscal year.

	Manor Fund (Current)	Manor Fund (Proposed)	Growth Fund (Current)	Growth Fund (Proposed)	Bond Fund (Current)	Bond Fund (Proposed)
Management Expenses	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%
Shareholder Servicing Fee	0.00%	0.25%	0.00%	0.25%	0.00%	0.25%
Other Expenses	0.72%	0.72%	0.76%	0.76%	0.85%	0.85%
Total Annual Operating Expenses	1.72%	1.97%	1.76%	2.01%	1.35%	1.60%
Reimbursement from Adviser	0.22%	0.47%	0.26%	0.51%	0.35%	0.60%
Total Annual Fund Operating Expenses	1.50%	1.50%	1.50%	1.50%	1.00%	1.00%

The following example is intended to help you compare the cost of investing in shares of a Fund with the cost of investing in other mutual funds.  They illustrate the hypothetical expense that you would incur over various periods if you invest $10,000 in shares of a Fund.  These examples assume that the shares would provide a return of 5% a year and that operating expenses remain the same.  The results apply whether or not you redeem your investment at the end of the given period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Manor Fund (Current) Manor Fund (Proposed)	$156 $156	$488 $488	$843 $843	$1,628 $1,628
Growth Fund (Current) Growth Fund (Proposed)	$156 $156	$488 $488	$843 $843	$1,628 $1,628
Bond Fund (Current) Bond Fund (Proposed)	$105 $105	$327 $327	$561 $561	$1,083 $1,083

The purpose of the table and the example above is to assist shareholders in understanding the effect of the adoption of the proposed Service Plan on the various costs and expenses of investing in shares of each Fund.  Namely, there will be no overall increase in Fund expenses.  The example is for comparison only and does not represent any Fund’s actual or future expenses or return.

Evaluation by the Board of Directors.  Based upon its review, the Board of Directors, including a majority of the Independent Directors, determined that there is a reasonable likelihood that the Service Plan will benefit each Fund and its respective shareholders.  In considering whether to adopt the Service Plan, the Board of Directors considered, among other factors, the following:  (1) the payment of service fees at the annual rate of 0.25% of the average daily net assets of each Fund held in shareholder accounts would be attractive to financial advisors and correspondent firms and would continue the account maintenance services received by shareholders of the Fund; (2) the payment for shareholder services is a common practice in the industry, is important to maintenance of shareholder satisfaction, and that failure to maintain shareholder satisfaction would put each Fund at a competitive disadvantage; (3) the extent to which Fund shareholders might benefit from economies of scale resulting from maintenance of each Fund’s current level of assets and shareholder account size (i.e., avoiding the disadvantage of costs increasing as a result of a significant decline in Fund assets); (4) the Adviser’s anticipated expenses and costs under the Service Plan as described above; and (5) the fact that the expense of the Service Plan to each Fund would be offset by the management fee waivers and cap and that there would be no increase in the total fees paid by shareholders as a result of the adoption of the Service Plan.  Finally, the Adviser represented, and the Board of Directors noted, the fact that the Service Plan is primarily intended for the purpose of providing shareholder services and account maintenance, and the Board of Directors concluded that the Service Plan is not intended to finance services that are primarily intended to result in the sale of Fund shares.  The Board of Directors, including each of the Independent Directors, determined that the proposed Service Plan is in the best interests of each Fund, and that its adoption has a reasonable likelihood of benefiting each Fund and its respective shareholders.  It has further determined that the amounts payable by the Funds under the Service Plan are reasonable in light of the services that will be performed.  In its annual review of the Service Plan, the Board of Directors will consider the continued appropriateness of the Service Plan, including the level of payments provided for therein.  As part of this annual review, written reports will be provided to the Board of Directors detailing the amounts expended under the Service Plan, and the purposes for which these expenditures were made.

Voting Information

Provided that there is a majority of the outstanding shares of the Company and each Fund present in person or represented by proxy and entitled to vote at the Meeting (i.e., a quorum is present), the approval of Proposal 1, on behalf of the Company with all Funds voting in the aggregate as a single class, requires the affirmative vote of holders of at least a majority of the shares of the Company, and the approval of Proposal 2, with respect to each Fund voting separately, requires the affirmative vote of the lesser of:  (i) a majority of the outstanding shares of the particular Fund, or (ii) 67% or more of the shares of the particular Fund represented at the Meeting at which the holders of more than 50% of the outstanding shares of each such Fund are represented in person or by proxy.  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of a Fund held on Wednesday, July 20, 2011 (the “Record Date”). If sufficient votes to approve a Proposal on behalf of the Company or a Fund are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of the Company or a Fund entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting as to the Company or that Fund. The Meeting as to one or more Funds may also be adjourned by the chairperson of the Meeting. Any adjournment may be with respect to one or more of the Proposals for a Fund, but not necessarily all Proposals for all Funds.  Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes against a Proposal for purposes of determining whether the matters to be voted upon at the Meeting have been approved. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.

You may attend the Meeting and vote in person. You may also vote by completing and signing the attached proxy card and mailing it in the enclosed postage paid envelope. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting.

Shareholders may revoke their proxy at any time before it is voted by sending a written notice expressly revoking the proxy, by signing and forwarding a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

The Board of Directors does not intend to bring any matters before the Meeting other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Only shareholders of record of the Funds at the close of business on the Record Date will be entitled to vote at the Meeting. On the Record Date, the following shares of each of the Funds were outstanding and entitled to notice of and to vote at the Meeting:

Fund	Number of Shares Outstanding
Manor Fund	243,323.212
Growth Fund	366,139.044
Bond Fund	179,928.929

The beneficial owners of more than 5% of the outstanding shares of the Funds as of the Record Date are as follows:

Name and Address of Shareholder	Fund and Number of Shares	Percentage of the Fund
David and Christine Kahn, 8 Mustang Court, Holland, PA 18966	Manor Fund, 35,495.234	14.6%
John Makara, 5880 Timothy Drive, Narvon, PA 17555	Manor Fund, 18,622.694	7.7%
James and Marguerite McFadden, 745 Riverstone Road, Midlothian, VA 23113	Manor Fund, 17,043.598	7.0%
Irene E. Klucar, 214 Creamery Road, Spring City, PA 19475	Manor Fund, 14,530.720	6.0%
James Stuart, 109 Grace Street, Mont Clare, PA 19453	Manor Fund, 13,121.271	5.4%
Progressive Packaging, Inc., P.O. Box 634, Kennett Square, PA 19348	Manor Fund, 12,337.448	5.1%

FBO Heidi Donova IRA, P.O. Box 2052, Jersey City, PA 07303	Growth Fund, 68,578.464	18.7%
David and Christine Kahn, 8 Mustang Court, Holland, PA 18966	Growth Fund, 50,287.881	13.7%
James and Marguerite McFadden, 745 Riverstone Road, Midlothian, VA 23113	Growth Fund, 24,880.260	6.8%
James Stuart, 109 Grace Street, Mont Clare, PA 19453	Growth Fund, 19,569.482	5.3%
Progressive Packaging, Inc., P.O. Box 634, Kennett Square, PA 19348	Growth Fund, 19,393.827	5.3%

James and Irene Klucar, 214 Creamery Road, Spring City, PA 19475	Bond Fund, 45,942.732	25.5%
David and Chrstine Kahn, 8 Mustang Court, Holland, PA 18966	Bond Fund, 30,542.440	17.0%
Zogg Family Trust, 200 Norwyck Way, Harleysville, PA 9438	Bond Fund, 26,943.898	15.0%

Certain Directors and/or Officers beneficially owned shares of the Funds as of the Record Date as follows:

Name and Address of Director and/or Officer	Fund and Number of Shares	Percentage of the Fund
James and Irene Klucar, 214 Creamery Road, Spring City, PA 19475	Manor Fund, 14,530.720	6.0%
Edward Szkudlapski, 6 Glenmore Drive, Glen Mills, PA 19342	Manor Fund, 7,302.884	3.0%
Daniel A. Morris, 304 Albermarle Grove, West Chester, PA 19380	Manor Fund, 6,693.015	2.8%
John and Maria McGinn, 108 Piedmont Road, West Chester, PA 19382	Manor Fund, 1,482.036	Less than 1%
Bruce W. Laverty, 568 Spring Oaks Drive, West Chester, PA 19382	Manor Fund, 39.635	Less than 1%

James and Irene Klucar, 214 Creamery Road, Spring City, PA 19475	Growth Fund, 18,116.844	4.9%
Edward Szkudlapski, 6 Glenmore Drive, Glen Mills, PA 19342	Growth Fund, 8,696.371	2.4%
Daniel A.Morris, 304 Albermarle Grove, West Chester, PA 19380	Growth Fund, 7,964.880	2.2%
John and Maria McGinn, 108 Piedmont Road, West Chester, PA 19382	Growth Fund, 2,049.172	Less than 1%
Bruce W. Laverty, 568 Spring Oaks Drive, West Chester, PA 19382	Growth Fund, 95.347	Less than 1%

James and Irene Klucar, 214 Creamery Road, Spring City, PA 19475	Bond Fund, 45,942.732	25.5%
Fred and Debbie Myers, 302 Albermarle Grove, West Chester, PA 19380	Bond Fund, 7,118.885	4.0%
Daniel A. Morris, 304 Albermarle Grove, West Chester, PA 19380	Bond Fund, 6,810.828	3.8%

Edward Szkudlapski, 6 Glenmore Drive, Glen Mills, PA 19342	Bond Fund, 3,157.905	1.8%
John and Maria McGinn, 108 Piedmont Road, West Chester, PA 19382	Bond Fund, 1,055.963	Less than 1%

As of the Record Date, the Directors and Officers of the Company, as a group, beneficially own 30, 048.290 shares (12.3%) of the Manor Fund,  36,922.615 shares (10.1%) of the Growth Fund and 64,086.313 shares (35.6%) of the Bond Fund.

For purposes of the 1940 Act, any person who beneficially owns directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” of a Fund.

Information About the Funds’ Service Providers
Morris Capital Advisors, LLC serves as the Funds’ investment advisor and administrator. The Adviser is located at 15 Chester Commons, Malvern, Pennsylvania. The Funds act as underwriter.

Other Matters
No business other than the matter described above is expected to come before the Meeting, but should any other matters requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon according to the best interests of the Funds and their respective shareholders.

Shareholder Proposals
If the Conversion is approved, the Delaware Trust does not expect to hold annual meetings of shareholders, except to the extent that such meeting may be required by the 1940 Act or state law.  Because the Delaware Trust will not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided.  To be considered for inclusion in a proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Delaware Trust at its principal office within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934, which sets forth certain requirements.

LITIGATION
As of the date of this Proxy Statement, there was no pending or threatened litigation involving the Funds in any capacity whatsoever.

PROXY FOR MANOR INVESTMENT FUNDS, INC.
SPECIAL MEETING OF SHAREHOLDERS – SEPTEMBER 15, 2011

MANOR FUND
GROWTH FUND
BOND FUND

A special meeting of Manor Investment Funds, Inc. will be held on September 15, 2011 at the offices of the Fund at 15 Chester Commons, Malvern, PA  19355, at 5 PM. This Proxy is
solicited on behalf of the Company’s Board of Directors. All Proposals to be voted upon have been proposed by the Company.

If you are unable to attend, please cast your vote for Proposals 1-2 in the box below, sign and date the proxy, and return it to us promptly in the enclosed envelope.  Both parties should sign for accounts registered in joint name.

The undersigned hereby appoints Daniel A. Morris as proxy to represent and to vote all shares of the undersigned at the meeting, and all adjournments thereof, with all powers the undersigned would possess if personally present.  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR FOR ALL ITEMS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSALS.  THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S).  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED ________________, 2011, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

1.
To approve or disapprove: (a) the conversion of the Company from a Pennsylvania corporation to a Delaware statutory trust, (b) the adoption of a governing instrument, and (c) the subsequent dissolution of the Company in Pennsylvania by domestication.

For □	Against □	Abstain □

2.	To approve or disapprove a Shareholder Services Plan.

For □	Against □	Abstain □

Shareholder Signature	Date	Shareholder Signature	Date

Account #: Shares Held:

EXHIBIT A

AGREEMENT AND DECLARATION OF TRUST

OF

MANOR INVESTMENT FUNDS
a Delaware Statutory Trust

(Formed as of September 15, 2011)

ARTICLE I.	Names; Offices; Registered Agent; Definitions	1
Section 1.	Name	1
Section 2.	Offices of the Trust	1
Section 3.	Registered Agent and Registered Office	1
Section 4.	Definitions	1
ARTICLE II.	Purpose of Trust	4
ARTICLE III.	Shares	7
Section 1.	Division of Beneficial Interest	7
Section 2.	Ownership of Shares	8
Section 3.	Sale of Shares	8
Section 4.	Status of Shares and Limitation of Personal Liability	8
Section 5.	Power of Board of Trustees to Make Tax Status Election	9
Section 6.	Establishment and Designation of Series and Classes	9
(a)	Assets Held with Respect to a Particular Series	9
(b)	Liabilities Held with Respect to a Particular Series or Class	10
(c)	Dividends, Distributions and Redemptions	11
(d)	Voting	11
(e)	Equality	11
(f)	Fractions	11
(g)	Exchange Privilege	11
(h)	Combination of Series	12
(i)	Dissolution or Termination	12
Section 7.	Indemnification of Shareholders	12
ARTICLE IV.	The Board of Trustees	12
Section 1.	Number, Election, Term, Removal and Resignation	12
Section 2.	Trustee Action By Written Consent Without a Meeting	13
Section 3.	Powers; Other Business Interests; Quorum and Required Vote	13
(a)	Powers	13
(b)	Other Business Interests	14
(c)	Quorum and Required Vote	15
Section 4.	Payment of Expenses By The Trust	15
Section 5.	Payment of Expenses By Shareholders	15
Section 6.	Ownership of Trust Property	15
Section 7.	Service Contracts	15

ARTICLE X.	Miscellaneous	27
Section 1.	References; Headings; Counterparts	27
Section 2.	Applicable Law	27
Section 3.	Provisions in Conflict with Law or Regulations	28
Section 4.	Statutory Trust Only	28
Section 5.	Use of Name	28

AGREEMENT AND DECLARATION OF TRUST
OF
MANOR INVESTMENT FUNDS

THIS AGREEMENT AND DECLARATION OF TRUST (the “Declaration of Trust”) is made as of this 15th day of September, 2011, by the Trustees hereunder, and by the holders of Shares to be issued by Manor Investment Funds (the “Trust”) hereunder as hereinafter provided.

W I T N E S S E T H:

WHEREAS, the Trust is being formed to carry on the business of an open-end management investment company as defined in the 1940 Act;

WHEREAS, the Trust is authorized to divide its Shares into two or more Classes, to issue its Shares in separate Series, to divide Shares of any Series into two or more Classes and to issue Classes of the Trust or the Series, if any, all in accordance with the provisions hereinafter set forth; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Delaware statutory trust in accordance with the provisions of the Delaware Statutory Trust Act (12 Del. C. §§ 3801, et seq., hereafter, the “DSTA”), as amended from time to time, and the provisions hereinafter set forth; and

WHEREAS, the Trustees intend this Declaration of Trust to constitute a “governing instrument” as that term is defined in the DSTA;

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets that they may from time to time acquire in any manner as Trustees hereunder IN TRUST and will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares created hereunder as hereinafter set forth.

ARTICLE I.

NAME; OFFICES; REGISTERED AGENT; DEFINITIONS

SECTION 1.           NAME.  The Trust shall be known as “Manor Investment Funds” and the Board of Trustees shall conduct the business of the Trust under that name, or any other name as it may from time to time designate.

SECTION 2.           OFFICES OF THE TRUST.  The Board may at any time establish offices of the Trust at any place or places where the Trust intends to do business.

SECTION 3.          REGISTERED AGENT AND REGISTERED OFFICE.  The name of the registered agent of the Trust and the address of the registered office of the Trust are as set forth in the Trust’s Certificate of Trust, or as determined from time to time by the Trustees.

SECTION 4.          DEFINITIONS.  Whenever used herein, unless otherwise required by the context or specifically provided:

(a)           “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time;

(b)           “Affiliate” shall have the same meaning as “affiliated person” as such term is defined in the 1940 Act when used with reference to a specified Person, as defined below.

(c)           “Board of Trustees” shall mean the governing body of the Trust, that is comprised of the number of Trustees of the Trust fixed from time to time pursuant to Article IV hereof, having the powers and duties set forth herein;

(d)           “By-Laws” shall mean the By-Laws of the Trust, as may be amended, restated, supplemented or otherwise modified from time to time by the Board of Trustees.  Such By-Laws may contain any provision not inconsistent with the DSTA or this Declaration of Trust, relating to the governance of the Trust.

(e)           “Certificate of Trust” shall mean the certificate of trust of the Trust filed with the office of the Secretary of State of the State of Delaware as required under the Delaware Statutory Trust Act, as amended from time to time, to form the Trust, as such certificate shall be amended or restated from time to time and filed with such office;

(f)           “Class” shall mean each class of Shares of the Trust or of a Series of the Trust established and designated under and in accordance with the provisions of Article III hereof;

(g)           “Code” shall mean the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, all as adopted or amended from time to time;

(h)           “Commission” shall have the meaning given that term in the 1940 Act;

(i)           “DSTA” shall mean the Delaware Statutory Trust Act (12 Del. C.ss.3801, et seq.), as amended from time to time;

(j)           “Declaration of Trust” shall mean this Agreement and Declaration of Trust, as may be amended, restated, supplemented or otherwise modified from time to time;

(k)           “Disqualifying Conduct” shall have the meaning given it in Article VII, Section 1(b) of this Declaration of Trust.

(l)           “Exchange” shall have the meaning given it in Article VI, Section 2(d) of this Declaration of Trust.

(m)           “General Assets” shall have the meaning given it in Article III, Section 6(a) of this Declaration of Trust;

(n)           “General Liabilities” shall have the meaning given it in Article III, Section 6(b) of this Declaration of Trust;

(o)           “Interested Person” shall have the meaning given that term in the 1940 Act;

(p)           “Investment Adviser” or “Adviser” shall mean a Person, as defined below, furnishing services to the Trust pursuant to any investment advisory or investment management contract described in Article IV, Section 7(a) hereof;

(q)           “National Financial Emergency” shall mean the whole or any part of any period during (i) which an emergency exists as a result of which disposal by the Trust of securities or other assets owned by the Trust is not reasonably practicable; (ii) which it is not reasonably practicable for the Trust fairly to determine the net asset value of its assets; or (iii) such other period as the Commission may by order permit for the protection of investors;

(r)           “Person” shall mean a natural person, partnership, limited partnership, limited liability company, trust, estate, association, corporation, organization, custodian, nominee or any other individual or entity in its own or any representative capacity, in each case, whether domestic or foreign, and a statutory trust or a foreign statutory or business trust;

(s)           “Principal Underwriter” shall have the meaning given that term in the 1940 Act;

(t)           “Series” shall mean each Series of Shares established and designated under and in accordance with the provisions of Article III hereof;

(u)           “Shareholder” shall mean a record owner of Shares pursuant to the By-Laws;

(v)           “Shares” shall mean the transferable shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time, and shall include fractional and whole Shares;

(w)           “Trust” shall mean Manor Investment Funds, the Delaware statutory trust formed hereby and by filing of the Certificate of Trust with the office of the Secretary of State of the State of Delaware;

(x)           “Trust Property” shall mean any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust, or one or more of any Series thereof, including, without limitation, the rights referenced in Article X, Section 5 hereof;

(y)           “Trustee” or “Trustees” shall mean each Person who signs this Declaration of Trust as a trustee and all other Persons who may, from time to time, be duly elected or appointed, qualified and serving on the Board of Trustees in accordance with the provisions hereof and the By-Laws, so long as such signatory or other Person continues in office in accordance with the terms hereof and the By-Laws.  Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in such Person’s or Persons’ capacity as a trustee or trustees hereunder and under the By-Laws; and

(z)           “vote of a majority of the outstanding voting securities” shall have the meaning provided under Subsection 2(a)(42) of the 1940 Act or any successor provision thereof, which Subsection, as of the date hereof, provides as follows:  the vote, at a meeting of the Shareholders, (i) of 67% or more of the voting securities present in person or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Trust, whichever is the less; provided that if any matter affects only the interests of some but not all Series or Classes and only the Shareholders of such affected Series or Classes shall be entitled to vote on the matter, as provided in Article III, Section 6(d) hereof, then for purposes of the foregoing vote, the foregoing respective percentages shall be percentages of the voting securities of such Series or Classes rather than the voting securities of the Trust.

ARTICLE II.

PURPOSE OF TRUST

The purpose of the Trust is to conduct, operate and carry on the business of a registered management investment company registered under the 1940 Act, directly, or if one or more Series is established hereunder, through one or more Series, investing primarily in securities, and to exercise all of the powers, rights and privileges granted to, or conferred upon, a statutory trust formed under the DSTA, including, without limitation, the following powers:

(a)           To hold, invest and reinvest its funds, and in connection therewith, to make any changes in the investment of the assets of the Trust, to hold part or all of its funds in cash, to hold cash uninvested, to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, mortgage, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities or property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, shares, units of beneficial interest, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, money market instruments, certificates of deposit or indebtedness, bills, notes, mortgages, commercial paper, repurchase or reverse repurchase agreements, bankers’ acceptances, finance paper, and any options, certificates, receipts, warrants, futures contracts or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein or in any property or assets, and other securities of any kind, as the foregoing are issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities;

(b)           To exercise any and all rights, powers and privileges with reference to or incident to ownership or interest, use and enjoyment of any of such securities and other instruments or property of every kind and description, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, lend, transfer, mortgage, hypothecate, lease, pledge or write options with respect to or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any of such securities and other instruments or property, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities and other instruments or property;

(c)           To sell, exchange, lend, pledge, mortgage, hypothecate, lease or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series, subject to any requirements of the 1940 Act;

(d)           To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(e)           To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities and/or other property;

(f)           To hold any security or property in a form not indicating that it is trust property, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to proper safeguards according to the usual practice of investment companies or any rules or regulations applicable thereto;

(g)           To consent to, or participate in, any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(h)           To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(i)           To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(j)           To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k)           To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

(l)           To purchase and pay for entirely out of Trust Property such insurance as the Board of Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, to the fullest extent permitted by this Declaration of Trust, the By-Laws and applicable law;

(m)           To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(n)           To purchase or otherwise acquire, own, hold, sell, negotiate, exchange, assign, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy, property of all kinds;

(o)           To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situated; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property;

(p)           To borrow or raise moneys for any of the purposes of the Trust, and to mortgage or pledge the whole or any part of the property and franchises of the Trust, real, personal, and mixed, tangible or intangible, and wheresoever situated;

(q)           To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount;

(r)           To issue, purchase, sell and transfer, reacquire, hold, trade and deal in stocks, Shares, bonds, debentures and other securities, instruments or other property of the Trust, from time to time, to such extent as the Board of Trustees shall, consistent with the provisions of this Declaration of Trust, determine; and to re-acquire and redeem, from time to time, its Shares or, if any, its bonds, debentures and other securities;

(s)           To engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any Person, including a Shareholder in the Shareholder’s own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust;

(t)           To exercise and enjoy, in Delaware and in any other states, territories, districts and United States dependencies and in foreign countries, all of the foregoing powers, rights and privileges, and the enumeration of the foregoing powers shall not be deemed to exclude any powers, rights or privileges so granted or conferred; and

(u)           In general, to carry on any other business in connection with or incidental to its trust purposes, to do everything necessary, suitable or proper for the accomplishment of such purposes or for the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to, or growing out of, or connected with, its business or purposes, objects or powers.

The Trust shall not be limited to investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series.  Neither the Trust nor the Board of Trustees shall be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and powers shall not be held to limit or restrict in any manner the powers of the Trust, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the Trust by the DSTA and the other laws of the State of Delaware or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

ARTICLE III.

SHARES

SECTION 1.           DIVISION OF BENEFICIAL INTEREST.

(a)           The beneficial interest in the Trust shall be divided into Shares, each Share without a par value, and each beneficial owner’s interest in the Trust shall be represented by the number of Shares held by such beneficial owner (hereafter each such beneficial owner referred to as a “Shareholder”).  The Shares shall constitute “voting securities” for purposes of Article I, Section 4(z) of this Declaration of Trust  The number of Shares in the Trust authorized hereunder, and of each Series and Class as may be established from time to time, is unlimited.  The Board of Trustees may authorize the division of Shares into separate Classes of Shares and into separate and distinct Series of Shares and the division of any Series into separate Classes of Shares in accordance with the 1940 Act.  The different Series and Classes shall be established and designated pursuant to Article III, Section 6 hereof.  If no separate Series or Classes of Series shall be established, the Shares shall have the rights, powers and duties provided for herein and in Article III, Section 6 hereof to the extent relevant and not otherwise provided for herein, and all references to Series and Classes shall be construed (as the context may require) to refer to the Trust.

(i)           The fact that the Trust shall have one or more established and designated Classes of the Trust, shall not limit the authority of the Board of Trustees to establish and designate additional Classes of the Trust.  The fact that one or more Classes of the Trust shall have initially been established and designated without any specific establishment or designation of a Series (i.e., that all Shares of the Trust are initially Shares of one or more Classes) shall not limit the authority of the Board of Trustees to later establish and designate a Series and establish and designate the Class or Classes of the Trust as Class or Classes, respectively, of such Series.

(ii)           The fact that a Series shall have initially been established and designated without any specific establishment or designation of Classes (i.e., that all Shares of such Series are initially of a single Class) shall not limit the authority of the Board of Trustees to establish and designate separate Classes of said Series.  The fact that a Series shall have more than one established and designated Class, shall not limit the authority of the Board of Trustees to establish and designate additional Classes of said Series.

(b)           The Board of Trustees shall have the power to issue authorized, but unissued Shares of beneficial interest of the Trust, or any Series and Class thereof, from time to time for such consideration paid wholly or partly in cash, securities or other property, as may be determined from time to time by the Board of Trustees, subject to any requirements or limitations of the 1940 Act.  The Board of Trustees, on behalf of the Trust, may acquire and hold as treasury shares, reissue for such consideration and on such terms as it may determine, or cancel, at its discretion from time to time, any Shares reacquired by the Trust.  The Board of Trustees may classify or reclassify any unissued shares of beneficial interest or any shares of beneficial interest of the Trust or any Series or Class thereof, that were previously issued and are reacquired, into one or more Series or Classes that may be established and designated from time to time.  Notwithstanding the foregoing, the Trust and any Series thereof may acquire, hold, sell and otherwise deal in, for purposes of investment or otherwise, the Shares of any other Series of the Trust or Shares of the Trust, and such Shares shall not be deemed treasury shares or cancelled.

(c)           Subject to the provisions of Section 6 of this Article III, each Share shall entitle the holder to voting rights as provided in Article V hereof.  Shareholders shall have no preemptive or other right to subscribe for new or additional authorized, but unissued Shares or other securities issued by the Trust or any Series thereof.  The Board of Trustees may from time to time divide or combine the Shares of the Trust or any particular Series thereof into a greater or lesser number of Shares of the Trust or that Series, respectively.  Such division or combination shall not materially change the proportionate beneficial interests of the holders of Shares of the Trust or that Series, as the case may be, in the Trust Property at the time of such division or combination that is held with respect to the Trust or that Series, as the case may be.

(d)           Any Trustee, officer or other agent of the Trust, and any organization in which any such Person has an economic or other interest, may acquire, own, hold and dispose of Shares of beneficial interest in the Trust or any Series and Class thereof, whether such Shares are authorized but unissued, or already outstanding, to the same extent as if such Person were not a Trustee, officer or other agent of the Trust; and the Trust or any Series may issue and sell and may purchase such Shares from any such Person or any such organization, subject to the limitations, restrictions or other provisions applicable to the sale or purchase of such Shares herein and the 1940 Act.

SECTION 2.           OWNERSHIP OF SHARES.  The ownership of Shares shall be recorded on the books of the Trust kept by the Trust or by a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of the Trust and each Series and each Class thereof that has been established and designated.  No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time.  The Board of Trustees may make such rules not inconsistent with the provisions of the 1940 Act as it considers appropriate for the issuance of Share certificates, the transfer of Shares of the Trust and each Series and Class thereof, if any, and similar matters.  The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of the Trust and each Series and Class thereof and as to the number of Shares of the Trust and each Series and Class thereof held from time to time by each such Shareholder.

SECTION 3.            SALE OF SHARES.  Subject to the 1940 Act and applicable law, the Trust may sell its authorized but unissued Shares of beneficial interest to such Persons, at such times, on such terms, and for such consideration as the Board of Trustees may from time to time authorize.  Each sale shall be credited to the individual purchaser’s account in the form of full or fractional Shares of the Trust or such Series thereof (and Class thereof, if any), as the purchaser may select, at the net asset value per Share, subject to Section 22 of the 1940 Act, and the rules and regulations adopted thereunder; provided, however, that the Board of Trustees may, in its sole discretion, permit the Principal Underwriter to impose a sales charge upon any such sale.  Every Shareholder by virtue of having become a Shareholder shall be deemed to have expressly assented and agreed to the terms of this Declaration of Trust and to have become bound as a party hereto.

SECTION 4.            STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY.  Shares shall be deemed to be personal property giving to Shareholders only the rights provided in this Declaration of Trust, the By-Laws, and applicable law.  Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting.  Subject to Article VIII, Section 1 hereof, the death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the existence of the Trust and any Series thereof shall not operate to dissolve the Trust or any such Series, nor entitle the representative of any deceased, incapacitated, dissolved, terminated or bankrupt Shareholder to an accounting or to take any action in court or elsewhere against the Trust, the Trustees or any such Series, but entitles such representative only to the rights of said deceased, incapacitated, dissolved, terminated or bankrupt Shareholder under this Declaration of Trust.  Neither the Trust nor the Trustees, nor any officer, employee nor agent of the Trust, shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money other than such as the Shareholder may at any time personally agree to pay.  Each Share, when issued on the terms determined by the Board of Trustees, shall be fully paid and nonassessable.  As provided in the DSTA, Shareholders shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware (8 Del. C. §§101 et seq.).

SECTION 5.             POWER OF BOARD OF TRUSTEES TO MAKE TAX STATUS ELECTION.  The Board of Trustees shall have the power, in its discretion, to make such elections as to the tax status of the Trust and any Series as may be permitted or required under the Code, without the vote of any Shareholder.

SECTION 6.             ESTABLISHMENT AND DESIGNATION OF SERIES AND CLASSES.  The establishment and designation of any Series or Class shall be effective, without the requirement of Shareholder approval, upon the adoption of a resolution by not less than a majority of the then Board of Trustees, which resolution shall set forth such establishment and designation and may provide, to the extent permitted by the DSTA, for rights, powers and duties of such Series or Class (including variations in the relative rights and preferences as between the different Series and Classes) otherwise than as provided herein.  Each such resolution shall be incorporated herein by reference upon adoption.  Any such resolution may be amended by a further resolution of a majority of the Board of Trustees, and if Shareholder approval would be required to make such an amendment to the language set forth in this Declaration of Trust, such further resolution shall require the same Shareholder approval that would be necessary to make such amendment to the language set forth in this Declaration of Trust.  Each such further resolution shall be incorporated herein by reference upon adoption.

Each Series shall be separate and distinct from any other Series, separate and distinct records on the books of the Trust shall be maintained for each Series, and the assets and liabilities belonging to any such Series shall be held and accounted for separately from the assets and liabilities of the Trust or any other Series.  Each Class of the Trust shall be separate and distinct from any other Class of the Trust.  Each Class of a Series shall be separate and distinct from any other Class of the Series.  As appropriate, in a manner determined by the Board of Trustees, the liabilities belonging to any such Class shall be held and accounted for separately from the liabilities of the Trust, the Series or any other Class and separate and distinct records on the books of the Trust for the Class shall be maintained for this purpose.  Subject to Article II hereof, each such Series shall operate as a separate and distinct investment medium, with separately defined investment objectives and policies.

Shares of each Series (and Class where applicable) established and designated pursuant to this Section 6, unless otherwise provided (to the extent permitted by the DSTA), in the resolution establishing and designating such Series or Class, shall have the following rights, powers and duties:

(a)           Assets Held with Respect to a Particular Series.  All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors with respect to that Series, and shall be so recorded upon the books of account of the Trust.  Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets held with respect to” that Series.  In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively “General Assets”), the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Board of Trustees, in its sole discretion, deems fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series.  Each such allocation by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b)           Liabilities Held with Respect to a Particular Series or Class.  The assets of the Trust held with respect to a particular Series shall be charged with the liabilities, debts, obligations, costs, charges, reserves and expenses of the Trust incurred, contracted for or otherwise existing with respect to such Series.  Such liabilities, debts, obligations, costs, charges, reserves and expenses incurred, contracted for or otherwise existing with respect to a particular Series are herein referred to as “liabilities held with respect to” that Series.  Any liabilities, debts, obligations, costs, charges, reserves and expenses of the Trust which are not readily identifiable as being liabilities held with respect to any particular Series (collectively “General Liabilities”) shall be allocated by the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, to and among any one or more of the Series in such manner and on such basis as the Board of Trustees in its sole discretion deems fair and equitable.  Each allocation of liabilities, debts, obligations, costs, charges, reserves and expenses by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.  All Persons who have extended credit that has been allocated to a particular Series, or who have a claim or contract that has been allocated to any particular Series, shall look exclusively to the assets of that particular Series for payment of such credit, claim, or contract.  In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider shall be deemed nevertheless to have impliedly agreed to such limitation.

Subject to the right of the Board of Trustees in its discretion to allocate General Liabilities as provided herein, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series, whether such Series is now authorized and existing pursuant to this Declaration of Trust or is hereafter authorized and existing pursuant to this Declaration of Trust, shall be enforceable against the assets held with respect to that Series only, and not against the assets of any other Series or the Trust generally and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets held with respect to such Series.  Notice of this limitation on liabilities between and among Series shall be set forth in the Certificate of Trust filed in the office of the Secretary of State of the State of Delaware pursuant to the DSTA, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the DSTA relating to limitations on liabilities between and among Series (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each Series.

Liabilities, debts, obligations, costs, charges, reserves and expenses related to the distribution of, and other identified expenses that should or may properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class.  The bearing of expenses solely by a particular Class of Shares may be appropriately reflected (in a manner determined by the Board of Trustees) and may affect the net asset value attributable to, and the dividend, redemption and liquidation rights of, such Class.  Each allocation of liabilities, debts, obligations, costs, charges, reserves and expenses by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.  All Persons who have extended credit that has been allocated to a particular Class, or who have a claim or contract that has been allocated to any particular Class, shall look, and may be required by contract to look, exclusively to that particular Class for payment of such credit, claim, or contract.

(c)           Dividends, Distributions and Redemptions.  Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article VI hereof, no dividend or distribution including, without limitation, any distribution paid upon dissolution of the Trust or of any Series with respect to, nor any redemption of, the Shares of any Series or Class of such Series shall be effected by the Trust other than from the assets held with respect to such Series, nor, except as specifically provided in Section 7 of this Article III, shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series or the Trust generally except, in the case of a right or claim against the assets held with respect to any other Series, to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series.  The Board of Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

(d)           Voting.  All Shares of the Trust entitled to vote on a matter shall vote on the matter separately by Series and, if applicable, by Class; provided that, (i) where the 1940 Act requires, or (ii) to the extent permitted and not required by the 1940 Act, where any provision of this Declaration of Trust requires, or (iii) to the extent permitted and not required by the 1940 Act and this Declaration of Trust, where the Board of Trustees determines, (A) that all Shares of the Trust are to be voted in the aggregate without differentiation between the separate Series or Classes, then all of the Trust’s Shares shall vote in the aggregate; and (B) that with respect to any matter that affects only the interests of some but not all Series or Classes, then only the Shareholders of such affected Series or Classes shall be entitled to vote on the matter.

(e)           Equality.  Each Share of any particular Series shall be equal to each other Share of such Series (subject to the rights and preferences with respect to separate Classes of such Series).

(f)           Fractions.  A fractional Share of a Series shall carry proportionately all the rights and obligations of a whole Share of such Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and dissolution of the Trust or that Series.

(g)           Exchange Privilege.  The Board of Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series in accordance with such requirements and procedures as may be established by the Board of Trustees, and in accordance with the 1940 Act.

(h)           Combination of Series.  The Board of Trustees shall have the authority, without the approval of the Shareholders of any Series unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series; provided that upon completion of such combination of Series, the interest of each Shareholder, in the combined assets and liabilities held with respect to the combined Series shall equal the interest of each such Shareholder in the aggregate of the assets and liabilities held with respect to the Series that were combined.

(i)           Dissolution or Termination.  Any particular Series or Class shall be dissolved upon the occurrence of the applicable dissolution events set forth in Article VIII, Section 1 hereof.  Upon dissolution of a particular Series or Class, the Trustees shall wind up the affairs of such Series or Class in accordance with Article VIII, Section 1 hereof and thereafter, rescind the establishment and designation thereof.  Upon the rescission of the establishment and designation of any particular Series, every Class of such Series shall thereby be terminated and its establishment and designation rescinded.  Each resolution of the Board of Trustees pursuant to this Section 6(i) shall be incorporated herein by reference upon adoption.

SECTION 7.         INDEMNIFICATION OF SHAREHOLDERS.  No shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust.  If any Shareholder or former Shareholder shall be exposed to liability, charged with liability, or held personally liable, for any obligations or liability of the Trust, by reason of a claim or demand relating exclusively to his or her being or having been a Shareholder of the Trust or a Shareholder of a particular Series thereof, and not because of such Shareholder’s actions or omissions, such Shareholder or former Shareholder (or, in the case of a natural person, his or her heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of such Series thereof, as the case may be, against all loss and expense, including without limitation, attorneys’ fees, arising from such claim or demand; provided, however, such indemnity shall not cover (i) any taxes due or paid by reason of such Shareholder’s ownership of any Shares and (ii) expenses charged to a Shareholder pursuant to Article IV, Section 5 hereof.

ARTICLE IV.

THE BOARD OF TRUSTEES

SECTION 1.          NUMBER, ELECTION, TERM, REMOVAL AND RESIGNATION.

(a)           The initial Board of Trustees shall be comprised of the Trustees entering into this Declaration of Trust on the date first written above, who shall hold office until the initial holder of a Share executes a consent in writing to elect a Board of Trustees that holds office in accordance with paragraph (c) of this Section 1.  Any one or more of the initial Trustees shall (i) execute and file or cause to be filed the Certificate of Trust with the office of the Secretary of State of the State of Delaware and (ii) adopt the By-Laws.  In accordance with Section 3801 of the DSTA, each Trustee shall become a Trustee and be bound by this Declaration of Trust and the By-Laws when such Person signs this Declaration of Trust as a trustee and/or is duly elected or appointed, qualified and serving on the Board of Trustees in accordance with the provisions hereof and the By-Laws, so long as such signatory or other Person continues in office in accordance with the terms hereof.

(b)           The number of Trustees constituting the entire Board of Trustees may be fixed from time to time by the vote of a majority of the then Board of Trustees; provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15).  The number of Trustees shall not be reduced so as to shorten the term of any Trustee then in office.

(c)           Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

(d)           Any Trustee may be removed, with or without cause, by the Board of Trustees, by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose.

(e)           Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to a meeting of the Board of Trustees.  Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

SECTION 2.          TRUSTEE ACTION BY WRITTEN CONSENT WITHOUT A MEETING.  To the extent not inconsistent with the provisions of the 1940 Act, any action that may be taken at any meeting of the Board of Trustees or any committee thereof may be taken without a meeting and without prior written notice if a consent or consents in writing setting forth the action so taken is signed by the Trustees having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Trustees on the Board of Trustees or any committee thereof, as the case may be, were present and voted.  Written consents of the Trustees may be executed in one or more counterparts.  A consent transmitted by electronic transmission (as defined in Section 3806(f) of the DSTA) by a Trustee shall be deemed to be written and signed for purposes of this Section.  All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust’s records.

SECTION 3.           POWERS; OTHER BUSINESS INTERESTS; QUORUM AND REQUIRED VOTE.

(a)           Powers.  Subject to the provisions of this Declaration of Trust, the business of the Trust (including every Series thereof) shall be managed by or under the direction of the Board of Trustees, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility.  The Board of Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that it may consider necessary or appropriate in connection with the operation and administration of the Trust (including every Series thereof).  The Board of Trustees shall not be bound or limited by present or future laws or customs with regard to investments by trustees or fiduciaries, but, subject to the other provisions of this Declaration of Trust and the By-Laws, shall have full authority and absolute power and control over the assets and the business of the Trust (including every Series thereof) to the same extent as if the Board of Trustees was the sole owner of such assets and business in its own right, including such authority, power and control to do all acts and things as it, in its sole discretion, shall deem proper to accomplish the purposes of the Trust.  Without limiting the foregoing, the Board of Trustees may, subject to the requisite vote for such actions as set forth in this Declaration of Trust and the By-Laws:  (1) adopt By-Laws not inconsistent with applicable law or this Declaration of Trust; (2) amend, restate and repeal such By-Laws, subject to and in accordance with the provisions of such By-Laws; (3) fill vacancies on the Board of Trustees in accordance with this Declaration of Trust and the By-Laws; (4) elect and remove such officers and appoint and terminate such agents as it considers appropriate, in accordance with this Declaration of Trust and the By-Laws; (5) establish and terminate one or more committees of the Board of Trustees pursuant to the By-Laws;

(6) place Trust Property in custody as required by the 1940 Act, employ one or more custodians of the Trust Property and authorize such custodians to employ sub-custodians and to place all or any part of such Trust Property with a custodian or a custodial system meeting the requirements of the 1940 Act; (7) retain a transfer agent, dividend disbursing agent, a shareholder servicing agent or administrative services agent, or any number thereof or any other service provider as deemed appropriate; (8) provide for the issuance and distribution of shares of beneficial interest in the Trust or other securities or financial instruments directly or through one or more Principal Underwriters or otherwise; (9) retain one or more Investment Adviser(s); (10) re-acquire and redeem Shares on behalf of the Trust and transfer Shares pursuant to applicable law; (11) set record dates for the determination of Shareholders with respect to various matters, in the manner provided in Article V, Section 4 hereof; (12) declare and pay dividends and distributions to Shareholders from the Trust Property, in accordance with this Declaration of Trust and the By-Laws; (13) establish, designate and redesignate from time to time, in accordance with the provisions of Article III, Section 6 hereof, any Series or Class of the Trust or of a Series; (14) hire personnel as staff for the Board of Trustees or, for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Principal Underwriter, set the compensation to be paid by the Trust to such personnel, exercise exclusive supervision of such personnel, and remove one or more of such personnel, at the discretion of the Board of Trustees; (15) retain special counsel, other experts and/or consultants for the Board of Trustees, for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Principal Underwriter, and/or for one or more of the committees of the Board of Trustees, set the compensation to be paid by the Trust to such special counsel, other experts and/or consultants, and remove one or more of such special counsel, other experts and/or consultants, at the discretion of the Board of Trustees; (16) engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include, without limitation, the power of the Trustees, or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or in the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust; and (17) in general delegate such authority as it considers desirable to any officer of the Trust, to any committee of the Trust and to any agent or employee of the Trust or to any such custodian, transfer, dividend disbursing, shareholder servicing agent, Principal Underwriter, Investment Adviser, or other service provider, to the extent authorized and in accordance with this Declaration of Trust, the By-Laws and applicable law.

The powers of the Board of Trustees set forth in this Section 3(a) are without prejudice to any other powers of the Board of Trustees set forth in this Declaration of Trust and the By-Laws.  Any determination as to what is in the best interests of the Trust or any Series or Class thereof and its Shareholders made by the Board of Trustees in good faith shall be conclusive.  In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Board of Trustees.

(b)           Other Business Interests.  The Trustees shall devote to the affairs of the Trust (including every Series thereof) such time as may be necessary for the proper performance of their duties hereunder, but neither the Trustees nor the officers, directors, shareholders, partners or employees of the Trustees, if any, shall be expected to devote their full time to the performance of such duties.  The Trustees, or any Affiliate, shareholder, officer, director, partner or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in, or possess an interest in, any business or venture other than the Trust or any Series thereof, of any nature and description, independently or with or for the account of others.  None of the Trust, any Series thereof or any Shareholder shall have the right to participate or share in such other business or venture or any profit or compensation derived therefrom.

(c)           Quorum and Required Vote.  At all meetings of the Board of Trustees, a majority of the Board of Trustees then in office shall be present in person in order to constitute a quorum for the transaction of business.  A meeting at which a quorum is initially present may continue to transact business notwithstanding the departure of Trustees from the meeting, if any action taken is approved by at least a majority of the required quorum for that meeting.  Subject to the By-Laws and except as otherwise provided herein or required by applicable law, the vote of not less than a majority of the Trustees present at a meeting at which a quorum is present shall be the act of the Board of Trustees.

SECTION 4.          PAYMENT OF EXPENSES BY THE TRUST.  Subject to the provisions of Article III, Section 6 hereof, an authorized officer of the Trust shall pay or cause to be paid out of the principal or income of the Trust or any particular Series or Class thereof, or partly out of the principal and partly out of the income of the Trust or any particular Series or Class thereof, and charge or allocate the same to, between or among such one or more of the Series or Classes that may be established or designated pursuant to Article III, Section 6 hereof, as such officer deems fair, all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with the maintenance or operation of the Trust or a particular Series or Class thereof, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses, fees, charges, taxes and liabilities associated with the services of the Trust’s officers, employees, Investment Adviser(s), Principal Underwriter, auditors, counsel, custodian, sub-custodian, transfer agent, dividend disbursing agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses, fees, charges, taxes and liabilities as the Board of Trustees may deem necessary or proper to incur.

SECTION 5.          PAYMENT OF EXPENSES BY SHAREHOLDERS.  The Board of Trustees shall have the power, as frequently as it may determine, to cause any Shareholder to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to such Shareholder, an amount fixed from time to time by the Board of Trustees, by setting off such amount due from such Shareholder from the amount of (i) declared but unpaid dividends or distributions owed such Shareholder, or (ii) proceeds from the redemption by the Trust of Shares from such Shareholder pursuant to Article VI hereof.

SECTION 6.           OWNERSHIP OF TRUST PROPERTY.  Legal title to all of the Trust Property shall at all times be vested in the Trust, except that the Board of Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any Person as nominee, on such terms as the Board of Trustees may determine, in accordance with applicable law.

SECTION 7.           SERVICE CONTRACTS.

(a)           Subject to this Declaration of Trust, the By-Laws and the 1940 Act, the Board of Trustees may, at any time and from time to time, contract for exclusive or nonexclusive investment advisory or investment management services for the Trust or for any Series thereof with any corporation, trust, association or other organization, including any Affiliate; and any such contract may contain such other terms as the Board of Trustees may determine, including without limitation, delegation of authority to the Investment Adviser to determine from time to time without prior consultation with the Board of Trustees what securities and other instruments or property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated, or otherwise dealt with or disposed of, and what portion, if any, of the Trust Property shall be held uninvested and to make changes in the Trust’s or a particular Series’ investments, or to engage in such other activities, including administrative services, as may specifically be delegated to such party.

(b)           The Board of Trustees may also, at any time and from time to time, contract with any Person, including any Affiliate, appointing it or them as the exclusive or nonexclusive placement agent, distributor or Principal Underwriter for the Shares of beneficial interest of the Trust or one or more of the Series or Classes thereof, or for other securities or financial instruments to be issued by the Trust, or appointing it or them to act as the administrator, fund accountant or accounting agent, custodian, transfer agent, dividend disbursing agent and/or shareholder servicing agent for the Trust or one or more of the Series or Classes thereof.

(c)           The Board of Trustees is further empowered, at any time and from time to time, to contract with any Persons, including any Affiliates, to provide such other services to the Trust or one or more of its Series, as the Board of Trustees determines to be in the best interests of the Trust, such Series and its Shareholders.

(d)           None of the following facts or circumstances shall affect the validity of any of the contracts provided for in this Article IV, Section 7, or disqualify any Shareholder, Trustee, employee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust, any Series thereof or the Shareholders, provided that the establishment of and performance of each such contract is permissible under the 1940 Act, and provided further that such Person is authorized to vote upon such contract under the 1940 Act:

(i)           the fact that any of the Shareholders, Trustees, employees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Adviser, placement agent, Principal Underwriter, distributor, or Affiliate or agent of or for any Person, or for any parent or Affiliate of any Person, with which any type of service contract provided for in this Article IV, Section 7 may have been or may hereafter be made, or that any such Person, or any parent or Affiliate thereof, is a Shareholder or has an interest in the Trust, or

(ii)           the fact that any Person with which any type of service contract provided for in this Article IV, Section 7 may have been or may hereafter be made also has such a service contract with one or more other Persons, or has other business or interests.

(e)           Every contract referred to in this Section 7 is required to comply with this Declaration of Trust, the By-Laws, the 1940 Act, other applicable law and any stipulation by resolution of the Board of Trustees.

ARTICLE V.

SHAREHOLDERS' VOTING POWERS AND MEETINGS

SECTION 1.          VOTING POWERS.  Subject to the provisions of Article III, Section 6 hereof, the Shareholders shall have the power to vote only (i) on such matters required by this Declaration of Trust, the By-Laws, the 1940 Act, other applicable law and any registration statement of the Trust filed with the Commission, the registration of which is effective; and (ii) on such other matters as the Board of Trustees may consider necessary or desirable.  Subject to Article III hereof, each Shareholder of record (as of the record date established pursuant to Section 4 of this Article V) of each Share shall be entitled to one vote for each full Share, and a fractional vote for each fractional Share.  Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

SECTION 2.           QUORUM AND REQUIRED VOTE.

(a)           Forty percent (40%) of the outstanding Shares entitled to vote at a Shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders’ meeting, except when a larger quorum is required by this Declaration of Trust, the By-Laws, applicable law or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements.  When a separate vote by one or more Series or Classes is required, a majority of the outstanding Shares of each such Series or Class entitled to vote at a Shareholders’ meeting of such Series or Class, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders’ meeting of such Series or Class, except when a larger quorum is required by this Declaration of Trust, the By-Laws, applicable law or the requirements of any securities exchange on which Shares of such Series or Class are listed for trading, in which case such quorum shall comply with such requirements.

(b)           Subject to any provision of this Declaration of Trust, the By-Laws, the 1940 Act or other applicable law that requires a different vote:  (1) in all matters other than the election of Trustees, the affirmative “vote of a majority of the outstanding voting securities” (as defined herein) of the Trust entitled to vote at a Shareholders’ meeting at which a quorum is present, shall be the act of the Shareholders; and (2) Trustees shall be elected by not less than a plurality of the votes cast of the holders of Shares entitled to vote present in person or represented by proxy at a Shareholders’ meeting at which a quorum is present.  Pursuant to Article III, Section 6(d) hereof, where a separate vote by Series and, if applicable, by Class is required, the preceding sentence shall apply to such separate votes by Series and Classes.

(c)           Abstentions and broker non-votes will be treated as votes present at a Shareholders’ meeting; abstentions will be treated as votes cast at such meeting, but broker non-votes will not be treated as votes cast at such meeting.  Abstentions and broker non-votes, therefore (i) will be included for purposes of determining whether a quorum is present; (ii) will have no effect on proposals that require a plurality for approval; but (iii) will have the same effect as a vote “against” on proposals requiring any percentage of (A) the Shares of the Trust, Series or Class, as applicable, present, for approval, or (B) the outstanding voting securities of the Trust, Series or Class, as applicable, for approval.

SECTION 3.          SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.  Any action which may be taken at any meeting of Shareholders may be taken without a meeting if a consent or consents in writing setting forth the action so taken is or are signed by the holders of a majority of the Shares entitled to vote on such action (or such different proportion thereof as shall be required by law, this Declaration of Trust or the By-Laws for approval of such action) and is or are received by the secretary of the Trust either:  (i) by the date set by resolution of the Board of Trustees for the shareholder vote on such action; or (ii) if no date is set by resolution of the Board, within 30 days after the record date for such action as determined by reference to Article V, Section 4(b) hereof.  The written consent for any such action may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument.  A consent transmitted by electronic transmission (as defined in the DSTA) by a Shareholder or by a Person or Persons authorized to act for a Shareholder shall be deemed to be written and signed for purposes of this Section.  All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust’s records.  Any Shareholder that has given a written consent or the Shareholder’s proxyholder or a personal representative of the Shareholder or its respective proxyholder may revoke the consent by a writing received by the secretary of the Trust either:  (i) before the date set by resolution of the Board of Trustees for the shareholder vote on such action; or (ii) if no date is set by resolution of the Board, within 30 days after the record date for such action as determined by reference to Article V, Section 4(b) hereof.

SECTION 4.           RECORD DATES.

(a)           For purposes of determining the Shareholders entitled to notice of, and to vote at, any meeting of Shareholders, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than 120 days nor less than 10 days before the date of any such meeting.  For purposes of determining the Shareholders entitled to vote on any action without a meeting, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than 30 days after the date upon which the resolution fixing the record date is adopted by the Board of Trustees.

(b)           If the Board of Trustees does not so fix a record date:

(i)           the record date for determining Shareholders entitled to notice of, and to vote at, a meeting of Shareholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii)           the record date for determining Shareholders entitled to vote on any action by consent in writing without a meeting of Shareholders, (A) when no prior action by the Board of Trustees has been taken, shall be the day on which the first signed written consent setting forth the action taken is delivered to the Trust, or (B) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action.

(c)           For the purpose of determining the Shareholders of the Trust or any Series or Class thereof who are entitled to receive payment of any dividend or of any other distribution of assets of the Trust or any Series or Class thereof (other than in connection with a merger, consolidation, conversion, or reorganization, which is governed by Article VIII of this Declaration of Trust), the Board of Trustees may:

(i)           from time to time fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days before the date for the payment of such dividend and/or such other distribution;

(ii)           adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration for the payment of such dividend and/or such other distribution; and/or

(iii)           delegate to an appropriate officer or officers of the Trust the determination of such periodic record and/or payments dates with respect to such dividend and/or such other distribution.

Nothing in this Section shall be construed as precluding the Board of Trustees from setting different record dates for different Series or Classes.

SECTION 5.           ADDITIONAL PROVISIONS.  The By-Laws may include further provisions for Shareholders’ votes, meetings and related matters.

ARTICLE VI.

NET ASSET VALUE; DISTRIBUTIONS; REDEMPTIONS; TRANSFERS

SECTION 1.           DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS.

(a)           Subject to Article III, Section 6 hereof, the Board of Trustees shall have the power to determine from time to time the offering price for authorized, but unissued, Shares of beneficial interest of the Trust or any Series or Class thereof, respectively, that shall yield to the Trust or such Series or Class not less than the net asset value thereof, in addition to any amount of applicable sales charge to be paid to the Principal Underwriter or the selling broker or dealer in connection with the sale of such Shares, at which price the Shares of the Trust or such Series or Class, respectively, shall be offered for sale, subject to any other requirements or limitations of the 1940 Act.

(b)           Subject to Article III, Section 6 hereof, the Board of Trustees may, subject to the 1940 Act, prescribe and shall set forth in the By-Laws, this Declaration of Trust or in a resolution of the Board of Trustees such bases and time for determining the net asset value per Share of the Trust or any Series or Class thereof, or net income attributable to the Shares of the Trust or any Series or Class thereof or the declaration and payment of dividends and distributions on the Shares of the Trust or any Series or Class thereof, as it may deem necessary or desirable, and such dividends and distributions may vary between the Classes to reflect differing allocations of the expenses of the Trust between such Classes to such extent and for such purposes as the Trustees may deem appropriate.

(c)           The Shareholders of the Trust or any Series or Class, if any, shall be entitled to receive distributions, when, if and as declared by the Board of Trustees with respect thereto, provided that with respect to Classes, such distributions shall comply with the 1940 Act.  The right of Shareholders to receive other distributions on Shares of any Class may be set forth in a plan adopted by the Board of Trustees and amended from time to time pursuant to the 1940 Act.  No Share shall have any priority or preference over any other Share of the Trust with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust made pursuant to Article VIII, Section 1 hereof; provided however, that

(i)           if the Shares of the Trust are divided into Series thereof, no Share of a particular Series shall have any priority or preference over any other Share of the same Series with respect to distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or of such Series made pursuant to Article VIII, Section 1 hereof;

(ii)           if the Shares of the Trust are divided into Classes thereof, no Share of a particular Class shall have any priority or preference over any other Share of the same Class with respect to distributions paid in the ordinary course of business or distributions upon dissolution of the Trust made pursuant to Article VIII, Section 1 hereof; and

(iii)           if the Shares of a Series are divided into Classes thereof, no Share of a particular Class of such Series shall have any priority or preference over any other Share of the same Class of such Series with respect to distributions paid in the ordinary course of business or distributions upon dissolution of such Series made pursuant to Article VIII, Section 1 hereof.

All distributions shall be made ratably among all Shareholders of the Trust, a particular Class of the Trust, a particular Series, or a particular Class of a Series from the Trust Property held with respect to the Trust, such Series or such Class, respectively, according to the number of Shares of the Trust, such Series or such Class held of record by such Shareholders on the record date for any dividend or distribution; provided however, that

(i)           if the Shares of the Trust are divided into Series thereof, all distributions with respect to such Series shall be distributed to each Series thereof according to the net asset value computed for such Series and within such particular Series, shall be distributed ratably to the Shareholders of such Series according to the number of Shares of such Series held of record by such Shareholders on the record date for any distribution; and

(ii)           if the Shares of the Trust or of a Series are divided into Classes thereof, all distributions with respect to such Classes shall be distributed to each Class thereof according to the net asset value computed for such Class and within such particular Class, shall be distributed ratably to the Shareholders of such Class according to the number of Shares of such Class held of record by such Shareholders on the record date for any dividend or distribution.

Distributions may be paid in cash, in kind or in Shares.

(d)           Before payment of any distribution there may be set aside out of any funds of the Trust, or the applicable Series thereof, available for distribution such sum or sums as the Board of Trustees may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing distributions, or for repairing or maintaining any property of the Trust, or any Series thereof, or for such other lawful purpose as the Board of Trustees shall deem to be in the best interests of the Trust, or the applicable Series, as the case may be, and the Board of Trustees may abolish any such reserve in the manner in which the reserve was created.

SECTION 2.          REDEMPTIONS AT THE OPTION OF A SHAREHOLDER.  Unless otherwise provided in the prospectus of the Trust relating to the Shares, as such prospectus may be amended from time to time:

(a)           The Trust shall purchase such Shares as are offered by any Shareholder for redemption upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares and/or in accordance with such other procedures for redemption as the Board of Trustees may from time to time authorize.  If certificates have been issued to a Shareholder, any request for redemption by such Shareholder must be accompanied by surrender of any outstanding certificate or certificates for such Shares in form for transfer, together with such proof of the authenticity of signatures as may reasonably be required on such Shares and accompanied by proper stock transfer stamps, if applicable.

(b)           The Trust shall pay for such Shares the net asset value thereof (excluding any applicable redemption fee or sales load), in accordance with this Declaration of Trust, the By-Laws, the 1940 Act and other applicable law.  Payments for Shares so redeemed by the Trust shall be made in cash, except payment for such Shares may, at the option of the Board of Trustees, or such officer or officers as it may duly authorize in its complete discretion, be made in kind or partially in cash and partially in kind.  In case of any payment in kind, the Board of Trustees, or its authorized officers, shall have absolute discretion as to what security or securities of the Trust or the applicable Series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the then current net asset value of the Shares, provided that any Shareholder who cannot legally acquire securities so distributed in kind shall receive cash to the extent permitted by the 1940 Act.  Shareholders shall bear the expenses of in-kind transactions, including, but not limited to, transfer agency fees, custodian fees and costs of disposition of such securities.

(c)           Payment by the Trust for such redemption of Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the redemption request is received in proper form and/or such other procedures authorized by the Board of Trustees are complied with; provided, however, that if payment shall be made other than exclusively in cash, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered practicably can be made, which may not necessarily occur within such seven (7)-day period.  In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

(d)           The obligations of the Trust set forth in this Section 2 are subject to the provision that such obligations may be suspended or postponed by the Board of Trustees (1) during any time the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays; (2) if permitted by the rules of the Commission, during periods when trading on the Exchange is restricted; or (3) during any National Financial Emergency.  The Board of Trustees may, in its discretion, declare that the suspension relating to a National Financial Emergency shall terminate, as the case may be, on the first business day on which the Exchange shall have reopened or the period specified above shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Board of Trustees shall be conclusive).

(e)           The right of any Shareholder of the Trust or any Series or Class thereof to receive distributions on Shares redeemed and all other rights of such Shareholder with respect to the Shares so redeemed, except the right of such Shareholder to receive payment for such Shares, shall cease at the time the purchase price of such Shares shall have been fixed, as provided above.

SECTION 3.          REDEMPTIONS AT THE OPTION OF THE TRUST.  At the option of the Board of Trustees the Trust may, from time to time, without the vote of the Shareholders, but subject to the 1940 Act, redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established from time to time by the Board of Trustees.

SECTION 4.          TRANSFER OF SHARES.  Shares shall be transferable in accordance with the provisions of the By-Laws or as otherwise determined from time to time by the Board of Trustees.

ARTICLE VII.

LIMITATION OF LIABILITY AND INDEMNIFICATION OF AGENT

SECTION 1.           LIMITATION OF LIABILITY.

(a)           For the purpose of this Article, “Agent” means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “Expenses” include without limitation attorneys’ fees and any expenses of establishing a right to indemnification under this Article.

(b)           An Agent shall be liable to the Trust and to any Shareholder solely for such Agent’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as “Disqualifying Conduct”), and for nothing else.

(c)           Subject to subsection (b) of this Section 1 and to the fullest extent that limitations on the liability of Agents are permitted by the DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.

(d)           No Agent, when acting in its respective capacity as such, shall be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in subsections (b) and (c) of this Section 1, for any act, omission or obligation of the Trust or any Trustee thereof.

(e)           Each Trustee, officer and employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Principal Underwriter, any other Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.  The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, the By-Laws, applicable law and their respective duties as officers or Trustees.  No such officer or Trustee shall be liable for any act or omission in accordance with such advice, records and/or reports and no inference concerning liability shall arise from a failure to follow such advice, records and/or reports.  The officers and Trustees shall not be required to give any bond hereunder, nor any surety if a bond is required by applicable law.

(f)           The failure to make timely collection of dividends or interest, or to take timely action with respect to entitlements, on the Trust’s securities issued in emerging countries, shall not be deemed to be negligence or other fault on the part of any Agent, and no Agent shall have any liability for such failure or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Trust’s assets or from any war or political act of any foreign government to which such assets might be exposed, except, in the case of a Trustee or officer, for liability resulting from such Trustee’s or officer’s Disqualifying Conduct.

(g)           The limitation on liability contained in this Article applies to events occurring at the time a Person serves as an Agent whether or not such Person is an Agent at the time of any Proceeding in which liability is asserted.

(h)           No amendment or repeal of this Article shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

SECTION 2.           INDEMNIFICATION.

(a)           Indemnification by Trust.  The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful.  The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person’s conduct was unlawful.

(b)           Exclusion of Indemnification.  Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of the Agent’s Disqualifying Conduct.  In respect of any claim, issue or matter as to which that Person shall have been adjudged to be liable in the performance of that Person’s duty to the Trust or the Shareholders, indemnification shall be made only to the extent that the court in which that action was brought shall determine, upon application or otherwise, that in view of all the circumstances of the case, that Person was not liable by reason of that Person’s Disqualifying Conduct.

(c)           Required Approval.  Any indemnification under this Article shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Agent is proper in the circumstances by a majority vote of Trustees, even though such number of Trustees shall be less than a quorum, who are not parties to the Proceeding and have no economic or other interest in connection with such specific case; a committee of such Trustees designated by majority vote of such Trustees even though such number of Trustees shall be less than a quorum; or by independent legal counsel in a written opinion.

(d)           Advancement of Expenses.  Expenses incurred by an Agent in defending any Proceeding may be advanced by the Trust before the final disposition of the Proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it shall be determined ultimately that the Agent is not entitled to be indemnified as authorized in this Article.

(e)           Other Contractual Rights.  Nothing contained in this Article VII shall affect any right to indemnification to which Persons other than Trustees and officers of the Trust or any subsidiary thereof may be entitled by contract or otherwise.

(f)           Fiduciaries of Employee Benefit Plan.  This Article VII does not apply to any Proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that Person’s capacity as such, even though that Person may also be an Agent of the Trust as defined in Section 1 of this Article VII.  Nothing contained in this Article VII shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

SECTION 3.         INSURANCE.  To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase with Trust Property, insurance for liability and for all Expenses reasonably incurred or paid or expected to be paid by an Agent in connection with any Proceeding in which such Agent becomes involved by virtue of such Agent’s actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Agent against such liability.

SECTION 4.         DERIVATIVE ACTIONS.  Subject to the requirements set forth in Section 3816 of the DSTA, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused.  A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue.  A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter.

ARTICLE VIII.

CERTAIN TRANSACTIONS

SECTION 1.           DISSOLUTION OF TRUST OR SERIES.  The Trust and each Series shall have perpetual existence, except that the Trust (or a particular Series) shall be dissolved:

(a)           With respect to the Trust, (i) upon the vote of the holders of not less than a majority of the Shares of the Trust entitled to vote, or (ii) at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of the Trust, or (B) upon at least 30 days prior written notice to the Shareholders of the Trust; or

(b)           With respect to a particular Series, (i) upon the vote of the holders of not less than a majority of the Shares of such Series entitled to vote, or (ii) at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of such Series, or (B) upon at least 30 days prior written notice to the Shareholders of such Series; or

(c)           With respect to the Trust (or a particular Series), upon the occurrence of a dissolution or termination event pursuant to any other provision of this Declaration of Trust (including Article VIII, Section 2) or the DSTA; or

(d)           With respect to any Series, upon any event that causes the dissolution of the Trust.

Upon dissolution of the Trust (or a particular Series, as the case may be), the Board of Trustees shall (in accordance with Section 3808 of the DSTA) pay or make reasonable provision to pay all claims and obligations of the Trust and/or each Series (or the particular Series, as the case may be), including all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust, but for which the identity of the claimant is unknown.  If there are sufficient assets held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid in full and any such provisions for payment shall be made in full.  If there are insufficient assets held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor.  Any remaining assets (including, without limitation, cash, securities or any combination thereof) held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be) shall be distributed to the Shareholders of the Trust and/or each Series of the Trust (or the particular Series, as the case may be) ratably according to the number of Shares of the Trust and/or such Series thereof (or the particular Series, as the case may be) held of record by the several Shareholders on the date for such dissolution distribution; provided, however, that if the Shares of the Trust or a Series are divided into Classes thereof, any remaining assets (including, without limitation, cash, securities or any combination thereof) held with respect to the Trust or such Series, as applicable, shall be distributed to each Class of the Trust or such Series according to the net asset value computed for such Class and within such particular Class, shall be distributed ratably to the Shareholders of such Class according to the number of Shares of such Class held of record by the several Shareholders on the date for such dissolution distribution.  Upon the winding up of the Trust in accordance with Section 3808 of the DSTA and its termination, any one (1) Trustee shall execute, and cause to be filed, a certificate of cancellation, with the office of the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the DSTA.

SECTION 2.           MERGER OR CONSOLIDATION; CONVERSION; REORGANIZATION.

(a)           Merger or Consolidation.  Pursuant to an agreement of merger or consolidation, the Board of Trustees, by vote of a majority of the Trustees, may cause the Trust to merge or consolidate with or into one or more statutory trusts or “other business entities” (as defined in Section 3801 of the DSTA) formed or organized or existing under the laws of the State of Delaware or any other state of the United States or any foreign country or other foreign jurisdiction.  Any such merger or consolidation shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided however, that the Board of Trustees shall provide at least thirty (30) days prior written notice to the Shareholders of such merger or consolidation.  By reference to Section 3815(f) of the DSTA, any agreement of merger or consolidation approved in accordance with this Section 2(a) may, without a Shareholder vote, unless required by the 1940 Act, the requirements of any securities exchange on which Shares are listed for trading or any other provision of this Declaration of Trust or the By-Laws, effect any amendment to this Declaration of Trust or the By-Laws or effect the adoption of a new governing instrument if the Trust is the surviving or resulting statutory trust in the merger or consolidation, which amendment or new governing instrument shall be effective at the effective time or date of the merger or consolidation.  In all respects not governed by the DSTA, the 1940 Act, other applicable law or the requirements of any securities exchange on which Shares are listed for trading, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a merger or consolidation, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares into beneficial interests in such separate statutory trust or trusts.  Upon completion of the merger or consolidation, if the Trust is the surviving or resulting statutory trust, any one (1) Trustee shall execute, and cause to be filed, a certificate of merger or consolidation in accordance with Section 3815 of the DSTA.

(b)           Conversion.  The Board of Trustees, by vote of a majority of the Trustees, may cause (i) the Trust to convert to an “other business entity” (as defined in Section 3801 of the DSTA) formed or organized under the laws of the State of Delaware as permitted pursuant to Section 3821 of the DSTA; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to this Section 2 of this Article VIII, or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law.  Any such statutory conversion, Share conversion or Share exchange shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided however, that the Board of Trustees shall provide at least 30 days prior written notice to the Shareholders of the Trust of any conversion of Shares of the Trust pursuant to Subsections (b)(i) or (b)(ii) of this Section 2 or exchange of Shares of the Trust pursuant to Subsection (b)(iii) of this Section 2, and at least 30 days prior written notice to the Shareholders of a particular Series of any conversion of Shares of such Series pursuant to Subsection (b)(ii) of this Section 2 or exchange of Shares of such Series pursuant to Subsection (b)(iii) of this Section 2.  In all respects not governed by the DSTA, the 1940 Act, other applicable law or the requirements of any securities exchange on which Shares are listed for trading, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a statutory conversion, Share conversion or Share exchange, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series thereof into beneficial interests in such separate statutory trust or trusts (or series thereof).

(c)           Reorganization.  The Board of Trustees, by vote of a majority of the Trustees, may cause the Trust to sell, convey and transfer all or substantially all of the assets of the Trust (“sale of Trust assets”) or all or substantially all of the assets associated with any one or more Series (“sale of such Series’ assets”), to another trust, statutory trust, partnership, limited partnership, limited liability company, corporation or other association organized under the laws of any state, or to one or more separate series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with the Trust or the liabilities associated with the Series the assets of which are so transferred, as applicable, or (b) not being made subject to, or not with the assumption of, such liabilities.  Any such sale, conveyance and transfer shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided however, that the Board of Trustees shall provide at least 30 days prior written notice to the Shareholders of the Trust of any such sale of Trust assets, and at least 30 days prior written notice to the Shareholders of a particular Series of any sale of such Series’ assets.  Following such sale of Trust assets, the Board of Trustees shall distribute such cash, shares or other securities ratably among the Shareholders of the Trust (giving due effect to the assets and liabilities associated with and any other differences among the various Series the assets associated with which have been so sold, conveyed and transferred, and due effect to the differences among the various Classes within each such Series).  Following a sale of such Series’ assets, the Board of Trustees shall distribute such cash, shares or other securities ratably among the Shareholders of such Series (giving due effect to the differences among the various Classes within each such Series).  If all of the assets of the Trust have been so sold, conveyed and transferred, the Trust shall be dissolved; and if all of the assets of a Series have been so sold, conveyed and transferred, such Series and the Classes thereof shall be dissolved.  In all respects not governed by the DSTA, the 1940 Act or other applicable law, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish such sale, conveyance and transfer, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares into beneficial interests in such separate statutory trust or trusts.

SECTION 3.          MASTER FEEDER STRUCTURE.  If permitted by the 1940 Act, the Board of Trustees, by vote of a majority of the Trustees, and without a Shareholder vote, may cause the Trust or any one or more Series to convert to a master feeder structure (a structure in which a feeder fund invests all of its assets in a master fund, rather than making investments in securities directly) and thereby cause existing Series of the Trust to either become feeders in a master fund, or to become master funds in which other funds are feeders.

SECTION 4.         ABSENCE OF APPRAISAL OR DISSENTERS’ RIGHTS.  No Shareholder shall be entitled, as a matter of right, to relief as a dissenting Shareholder in respect of any proposal or action involving the Trust or any Series or any Class thereof.

ARTICLE IX.

AMENDMENTS

This Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board of Trustees and, to the extent required by this Declaration of Trust, the 1940 Act or the requirements of any securities exchange on which Shares are listed for trading, by approval of such amendment by the Shareholders in accordance with Article III, Section 6 hereof and Article V hereof.  Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval or upon such future date and time as may be stated therein.  The Certificate of Trust shall be restated and/or amended at any time by the Board of Trustees, without Shareholder approval, to correct any inaccuracy contained therein.  Any such restatement and/or amendment of the Certificate of Trust shall be executed by at least one (1) Trustee and shall be effective immediately upon its filing with the office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

ARTICLE X.

MISCELLANEOUS

SECTION 1.          REFERENCES; HEADINGS; COUNTERPARTS.  In this Declaration of Trust and in any restatement hereof and/or amendment hereto, references to this instrument, and all expressions of similar effect to “herein”, “hereof” and “hereunder”, shall be deemed to refer to this instrument as so restated and/or amended.  Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument.  Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.  Any references herein to specific sections of the DSTA, the Code or the 1940 Act shall refer to such sections as amended from time to time or any successor sections thereof.  This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

SECTION 2.          APPLICABLE LAW.  This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the applicable provisions of the 1940 Act and the Code.  The Trust shall be a Delaware statutory trust pursuant to the DSTA, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a statutory trust.

SECTION 3.           PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

(a)           The provisions of this Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the Code, the DSTA, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of this Declaration of Trust from the time when such provisions became inconsistent with such laws or regulations; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b)           If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

SECTION 4.          STATUTORY TRUST ONLY.  It is the intention of the Trustees to create hereby a statutory trust pursuant to the DSTA, and thereby to create the relationship of trustee and beneficial owners within the meaning of the DSTA between, respectively, the Trustees and each Shareholder.  It is not the intention of the Trustees to create a general or limited partnership, limited liability company, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the DSTA.  Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

SECTION 5.          USE OF NAME.  The Board of Trustees expressly agrees and acknowledges that the name “Manor Investment Funds” is the sole property of Morris Capital Advisors, LLC (“Morris”), and, with respect to such name, that similar names may from time to time be used by other funds in the investment business that are affiliated with Morris.  Morris has consented to the use by the Trust of the identifying words “Manor Investment Funds” and has granted to the Trust a nonexclusive license to use the name “Manor Investment Funds” as part of the name of the Trust and the name of any Series of Shares.  The Trust further expressly agrees and acknowledges that the non-exclusive license granted herein may be terminated by Morris if the Trust ceases to use Morris, an Affiliate of Morris or their successors as investment adviser.  In such event, the non-exclusive license granted herein may be revoked by Morris and the Trust shall cease using the name “Manor Investment Funds” as part of its name or the name of any Series of Shares, unless otherwise consented to by Morris or any successor to its interests in such name.

The Trust further understands and agrees that so long as Morris and/or its Affiliates shall continue to serve as the Trust’s investment adviser, other mutual funds or other investment products that may be sponsored or advised by Morris and/or its Affiliates shall have the right permanently to adopt and to use the words “Manor Investment Funds” in their names and in the names of any series or class of shares of such funds or other investment products.

IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into this Agreement and Declaration of Trust as of the date first written above.

By:		By:
Name:	Daniel A. Morris	Name:	Bruce Laverty
Title:	Trustee	Title:	Trustee

By:		By:
Name:	James Klucar	Name:	John McGinn
Title:	Trustee	Title:	Trustee

By:		By:
Name:	Fred Myers	Name:	Edward Szkudlapski
Title:	Trustee	Title:	Trustee

By:		By:
Name:	Alan Weintraub	Name:	Howard Weisz
Title:	Trustee	Title:	Trustee

By:
Name:	John R. Giles
Title:	Trustee

EXHBIT B

MANOR INVESTMENT FUNDS

SHAREHOLDER SERVICES PLAN

WHEREAS, Manor Investment Funds (the “Trust”) is engaged in business as a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Trust desires to compensate service providers (“Service Providers”) that provide the services described herein to clients (the “Clients”) who from time to time beneficially own shares of beneficial interest (the “Shares”) of any series and class of the Trust listed in Schedule A to this Shareholder Services Plan (each a “Fund,” and collectively, the “Funds”); and

WHEREAS, the Board of Trustees of the Trust (the “Trustees” or the “Board”) has determined, in the exercise of reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the following Shareholder Services Plan (the “Plan”) will benefit the Funds and the Clients owning the Shares of such Funds; and

WHEREAS, upon adoption of this Plan by the Trustees, Service Providers will provide to Clients some or all of the shareholder services stated in Section 2 herein;

NOW, THEREFORE, the Trustees hereby adopt this Plan.

SECTION 1.  The Trust has adopted this Plan to enable the Trust to bear, directly or indirectly, expenses relating to the provision of certain shareholder services to certain series and classes of the Trust, as listed in Schedule A to this Plan.

SECTION 2.  The Trust will pay Service Providers a fee, up to the amount specified in Schedule A to this Plan, with respect to the average daily net asset value of Shares owned of record or beneficially by Clients with whom the Service Provider has a service relationship for shareholder services.  Services for which this fee may be paid include, but are not limited to, (i) maintaining accounts relating to Clients that invest in Shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by Service Providers; (iv) responding to inquiries from Clients concerning their investment in Shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase, exchange and redemption requests from Clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients.  Service Providers may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund supermarkets, and the Service Providers’ affiliates and subsidiaries as compensation for such services as are described herein.

SECTION 3.  This Plan shall not take effect with respect to any Fund until it has been approved, together with any related agreements, by votes of the majority of both (i) the Trustees and (ii) the Qualified Trustees (as defined in Section 8 herein), at a meeting of the Board.

SECTION 4.  This Plan shall, unless terminated as hereinafter provided, continue in effect for a period of more than one year after it takes effect, only for so long as such continuance is specifically approved at least annually in the manner provided in Section 3 herein for the approval of this Plan.

SECTION 5.  During the existence of this Plan, the Trust shall require the distributor, or any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement, to provide to the Trustees, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made with respect to each Fund, and to furnish the Trustees with such other information as the Board may reasonably request in connection with payments made under this Plan.

SECTION 6.  This Plan may be terminated at any time, with respect to Shares of any Fund listed in Schedule A, without payment of any penalty, at any time by the vote of a majority of the Qualified Trustees as defined in Section 8 herein.

SECTION 7.  All agreements with any person relating to the implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Trustees (as defined in Section 8 herein), on not more than 60 days’ prior written notice to any other party to such agreement.

SECTION 8.  As used in this Plan, (a) the term “Qualified Trustees” shall mean those Trustees who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the U.S. Securities and Exchange Commission.

SECTION 9.  While this Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, shall be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

SECTION 10.  This Plan shall not obligate the Trust or any other party to enter into an agreement with any particular person.

SECTION 11.  This Plan may be amended at any time by the Board, provided that any material amendment of this Plan shall be effective only upon approval in the manner provided in Section 3 herein.

SECTION 12.  Consistent with the limitation of shareholder and trustee liability as set forth in the Trust's Agreement and Declaration of Trust and By-Laws, each as may be amended and supplemented, any obligations assumed by the Trust, a class thereof pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the proportionate ownership of the class of the affected series and its assets, and shall not constitute obligations of any shareholder of any other class of the affected series or any other class or series of the Trust.

SECTION 13.  If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Plan shall not be affected thereby.

Dated:  September 15, 2011

2

SCHEDULE A

SHAREHOLDER SERVICES PLAN

Dated as of September 15, 2011

Fund Name	Fee
Manor Fund Growth Fund Bond Fund	0.25% 0.25% 0.25%

Schedule A to
Shareholder Services Plan